Exhibit 10.3

Execution Version

SECOND AMENDMENT TO AMENDED AND RESTATED

MULTI-CURRENCY NOTE PURCHASE AND PRIVATE SHELF AGREEMENT

This Second Amendment to Amended and Restated Multi-Currency Note Purchase and Private Shelf Agreement, dated as of April 10, 2020 (this “Amendment Agreement”) is made by and among IDEXX Laboratories, Inc., a Delaware corporation (the “Company”), each of the Subsidiary Guarantors set forth on the signature pages to this Amendment Agreement (together with the Company, collectively, the “Credit Parties”), PGIM, Inc. (formerly known as Prudential Investment Management, Inc., “Prudential”), and each of the holders of the Notes (as defined below) set forth on the signature pages to this Amendment Agreement (collectively, the “Noteholders”) in accordance with Section 17 of the Shelf Agreement (as hereinafter defined).

RECITALS

A.Reference is made to that certain Amended and Restated Multi-Currency Note Purchase and Private Shelf Agreement dated June 18, 2015 by and among the Company, Prudential, the Noteholders and each other Prudential Affiliate which becomes bound thereby as provided therein (as amended by that certain Amendment to Note Purchase and Private Shelf Agreement dated as of May 9, 2019 and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Shelf Agreement”), pursuant to which the Company (i) issued and sold to the Noteholders (a) $50,000,000 aggregate principal amount of its 3.32% Series A Senior Notes due July 21, 2021 (the “Series A Notes”), (b) $75,000,000 aggregate principal amount of its 3.76% Series B Senior Notes due July 21, 2024 (the “Series B Notes”), and (c) €88,857,295.18 aggregate principal amount of its 1.785% Series C Senior Notes due June 18, 2025 (the “Series C Notes”), and (ii) authorized the issuance and sale of up to $75,000,000 (or the Foreign Currency Equivalent thereof) of additional senior notes (the “Shelf Notes”) from time to time upon the terms, and subject to the conditions, set forth therein. Capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Shelf Agreement.

B.The Company has requested that the Noteholders amend certain provisions of the Shelf Agreement (the “Amendments”) to, inter alia, (i) extend the Issuance Period and increase the amount of the Facility, and (ii) provide for the issuance and sale of the Series D Notes (as defined below) on April 14, 2020, and the Noteholders are willing to amend the Shelf Agreement in the respects, and subject to the terms and conditions, set forth herein.

C.On April 14, 2020, the Company will issue and sell to certain Prudential Affiliates identified on Annex A attached hereto (the “Series D Purchasers”) $75,000,000 aggregate principal amount of its 2.50% Series D Senior Notes due April 14, 2030 (as amended, restated, supplemented or otherwise modified and in effect from time to time and including any notes issued in substitution therefor or in replacement thereof, the “Series D Notes”, and together with the Series A Notes, the Series B Notes and the Series C Notes, collectively, the “Notes”).

In consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Company, the Subsidiary Guarantors, Prudential and the undersigned Noteholders hereby agree as follows:

1.AMENDMENTS TO SHELF AGREEMENT.

Subject to the satisfaction of the conditions set forth in Section 2.1 hereof, the Shelf Agreement is hereby amended as follows:

1.1The Shelf Agreement is hereby amended by deleting all references to “$75,000,000 (or the Foreign Currency Equivalent thereof) Private Shelf Facility” set forth in the Shelf Agreement and inserting “Revolving Private Shelf Facility” in lieu thereof.

1.2The Shelf Agreement is hereby amended by inserting on the cover page and page 1 thereof a reference to “75,000,000 2.50% Series D Senior Notes due April 14, 2030” on the line immediately follow each reference to “€88,857,295.18 1.785% Series C Senior Notes due June 18, 2025” thereon.

1.3The list of addressees set forth on page 1 of the Shelf Agreement is hereby amended and restated to read as follows:

“To Each of the Purchasers of Series A Notes Listed in

Schedule A Hereto (each a “Series A Purchaser”)

To Each of the Purchasers of Series B Notes Listed in

Schedule A Hereto (each a “Series B Purchaser”)

To Each of the Purchasers of Series C Notes Listed in

Schedule A Hereto (each a “Series C Purchaser”)

To Each of the Purchasers of Series D Notes Listed in

Schedule A Hereto (each a “Series D Purchaser”)

To PGIM, Inc. (“Prudential”)

To each other Prudential Affiliate which becomes

bound by this Agreement as hereinafter

provided (together with the Series A Purchasers, the

Series B Purchasers, the Series C Purchasers, and the

Series D Purchasers, each a “Purchaser” and collectively,

The “Purchasers”):”

1.4Section 1.4 of the Shelf Agreement is hereby amended by (a) deleting the reference to “$75,000,000” therein and inserting “$425,000,000” in lieu thereof, and (b) inserting “, each Series D Note” immediately after the reference to “each Series C Note” therein.  After giving effect to the increase in the Facility contemplated by this Amendment Agreement, the prior issuance and sale of the Series A Notes, the Series B Notes and the Series C Notes and the issuance and sale of the Series D Notes on April 14, 2020 as contemplated hereby, the Available Facility Amount will be $125,000,000 as of the Series D Closing Date (as hereinafter defined).

1.5Section 1 of the Shelf Agreement is hereby amended by (a) renumbering Section 1.5 to be Section 1.6, (b) renumbering Section 1.4 to be 1.5, and (c) inserting the following new Section 1.4 immediately after Section 1.3:

“Section 1.4.Authorization of Issue of Series D Notes.  The Company will authorize the issue and sale of $75,000,000 aggregate principal amount of its 2.50% Series D Senior Notes due April 14, 2030 (the “Series D Notes”, such term to include any such notes issued in substitution or exchange therefor or replacement thereof pursuant to Section 13) on the Series D Closing Date.  The Series D Notes shall be substantially in the form set out in Exhibit 1-E.”

1.6Section 2.2(a) of the Shelf Agreement is hereby amended by deleting the third and fourth sentences therein and inserting in lieu thereof the following:

“At any time, the aggregate principal amount of Shelf Notes stated in Section 1.4, minus the aggregate principal amount of Notes (including the Series A Notes, Series B Notes, Series C Notes and Series D Notes) purchased and sold pursuant to this Agreement prior to such time and outstanding at such time, minus the aggregate principal amount of Accepted Notes (as hereinafter defined) which have not yet been purchased and sold hereunder prior to such time, is herein called the “Available Facility Amount” at such time.  For purposes of the preceding sentence, all aggregate principal amounts of Notes and Accepted Notes shall be calculated in Dollars; with respect to any Notes denominated or Accepted Notes to be denominated in any Available Currency other than Dollars, the Dollar Equivalent of such Notes or Accepted Notes shall be used for such calculation.  The Available Facility Amount shall be increased by the principal amount of any outstanding Notes which are repaid or prepaid prior to the expiration of the Issuance Period (but in no event shall the Available Facility Amount exceed $425,000,000 at any time).”

1.7Section 2.2(b) of the Shelf Agreement is hereby amended and restated in its entirety to read as follows:

“(b)Issuance Period.  Shelf Notes may be issued and sold pursuant to this Agreement from the Second Amendment Effective Date until the earlier of (i) April 10, 2023, (ii) the thirtieth day after Prudential shall have given to the Company, or the Company shall have given to Prudential, a written notice stating that it elects to terminate the issuance and sale of Shelf Notes pursuant to this Agreement (or if such thirtieth day is not a Business Day, the Business Day next preceding such thirtieth day), (iii) the termination of the Facility under Section 12 of this Agreement and (iv) the acceleration of any Note under Section 12 of this Agreement.  The period during which Shelf Notes may be issued and sold pursuant to this Agreement is herein called the “Issuance Period”.”

1.8Section 2.2(c) of the Note Purchase Agreement is hereby amended by inserting the clause “(or such shorter period as may be agreed by Prudential)” immediately after the words “10 days” in clause (iv) thereof.

1.9Section 2 of the Shelf Agreement is hereby amended by inserting the following new Section 2.3 immediately after Section 2.2:

“Section 2.3.Sale and Purchase of Series D Notes.  Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Series D Purchaser and each such Series D Purchaser will purchase from the Company, at the Series D Closing, Series D Notes in the principal amount specified opposite such Series D Purchaser’s name in Schedule A at the purchase price of 100% of the principal amount thereof.  The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.”

1.10Section 3.1(b) of the Shelf Agreement is hereby amended by deleting the last sentence therefrom.

1.11Section 3 of the Shelf Agreement is hereby amended by inserting the following new Section 3.4 to immediately follow Section 3.3:

“Section 3.4.Series D Closing.  The sale and purchase of the Series D Notes to be purchased by each Series D Purchaser shall occur at the offices of Akin Gump Strauss Hauer & Feld LLP, One Bryant Park, New York, NY 10036-6745, at a closing (the “Series D Closing”) on April 14, 2020 (the “Series D Closing Date”).  At the Series D Closing the Company will delivery (i) to each Series D Purchaser the Series D Notes to be purchased by such Purchaser in the form of a single Series D Note (or such greater number of Series D Notes in denominations of at least $100,000 as such Purchaser may request) dated the date of the Series D Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to the account or accounts specified in writing to Prudential two Business Days prior to the Series D Closing.  If at the Series D Closing the Company shall fail to tender such Series D Notes to any Series D Purchaser as provided above in this Section 3.4, or any of the conditions specified in the Second Amendment shall not have been fulfilled to such Purchaser’s reasonable satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement in its capacity as a Series D Purchaser, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.  The Series C Closing, the Series D Closing and each Shelf Closing are hereafter sometimes each referred to as a “Closing”.”

1.12Section 4.4 of the Shelf Agreement is hereby amended and restated in its entirety to read as follows:

“Section 4.4.Opinions of Counsel.

Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of such Closing (a) from (i) Fried, Frank, Harris, Shriver & Jacobson LLP or such other counsel as may be selected by the Company, as counsel for the Company and the other Credit Parties, in form and substance satisfactory to Prudential and such Purchaser and covering such matters incident to the transactions contemplated hereby as Prudential, such Purchaser or its counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinions to Prudential and the Purchasers), and (ii) the general counsel for the Company, in form and substance satisfactory to Prudential and such Purchaser and covering such matters incident to the transactions contemplated hereby as Prudential, such Purchaser or its counsel may reasonably request (and the Company hereby instructs its general counsel to deliver such opinions to Prudential and the Purchasers), and (b) from Akin Gump Strauss Hauer & Feld LLP or such other counsel as has been approved by the Required Holders, as the Purchasers’ special counsel in connection with such transactions, in form and substance satisfactory to Prudential and such Purchaser and covering such matters incident to such transactions as Prudential, such Purchaser or its counsel may reasonably request.”

1.13Section 8.1 of the Shelf Agreement is hereby amended by inserting the following new clause (e) immediately after clause (d):

“(e)Series D Notes.  As provided therein, the entire unpaid principal balance of the Series D Notes shall be due and payable on the stated maturity date thereof.”

1.14Section 9.1(c) of the Shelf Agreement is hereby amended by (a) deleting the word “and” at the end of clause (ii) thereof and inserting a comma in lieu thereof, and (b) inserting the following at the end of Section 9.1(c):

“, and (iv) at any time after the Relevant Amendment Effective Date, attaching an updated schedule of all Indebtedness of all Foreign Subsidiaries of the Company (including a description of the obligors, principal amount outstanding, collateral therefor, if any, and any Guarantees in respect thereof) as of the last day of the fiscal quarter then most recently ended.”

1.15The following new Section 9.10 is hereby added to the Shelf Agreement immediately following Section 9.9 of the Shelf Agreement to read as follows:

“Section 9.10.Amendment of Agreement Following Triggering Event.

The Company, Prudential and each of the holders of Notes hereby agree that each of the provisions set forth on Schedule 9.10 to this Agreement (each a “Relevant Provision”) shall be automatically amended, without any further action required by or on behalf of any such party, to incorporate the respective amendments set forth on Schedule 9.10 attached hereto (such amendments, collectively, the “Triggering Event Amendments”) effective as of the Relevant Amendment Effective Date with respect to each such Relevant Provision.

For purposes hereof, the term “Relevant Amendment Effective Date” shall mean, with respect to any Relevant Provision, the date on which Prudential receives notice from the Company (a) certifying that (i) amendments comparable to the Triggering Event Amendments with respect to such Relevant Provision have been adopted and are in effect with respect to the corresponding provision under each of the Bank Agreement, the MetLife Agreement, the 2013 NYL Agreement and the 2014 NYL Agreement (each a “Relevant Agreement”, and collectively, the “Relevant Agreements”) or (ii) such Relevant Agreement is no longer in effect; provided that (x) the Triggering Event Amendment with respect to such Relevant Provision shall only be effective to the extent that the corresponding provision under each of the Relevant Agreements then in effect is also amended, (y) to the extent any comparable amendment to any of the Relevant Agreements results in the applicable provision under such Relevant Agreement being more restrictive on the Company and its Subsidiaries than the corresponding Triggering Event Amendment to the Relevant Provision referenced on Schedule 9.10, such Triggering Event Amendment shall be modified to incorporate the most restrictive provision reflected in such other Relevant Agreements, and (z) to the extent any fee or other consideration is paid to any other creditor under the Bank Agreement, the MetLife Agreement, the 2013 NYL Agreement or the 2014 NYL Agreement in connection with any such amendment, the Company shall pay to the holders of the Notes an equivalent fee or consideration in an amount equal to the largest such fee or consideration paid to any such other creditor; and (b) attaching true, correct and complete copies of the applicable amendments to each such Relevant Agreement implementing such Triggering Event Amendment.”

1.16Section 13.2 of the Shelf Agreement is hereby amended and restated in its entirety to read as follows:

“Section 13.2.Transfer and Exchange of Notes.

Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 18) for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other details for notices of each transferee of such Note or part thereof) within ten Business Days thereafter the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes (as requested by the holder thereof) of the same

Series as such surrendered Note in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note.  Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1-A in the case of a Series A Note, substantially in the form of Exhibit 1-B in the case of a Series B Note, substantially in the form of Exhibit 1-C in the case of a Series C Note, substantially in the form of Exhibit 1-D in the case of a Shelf Note and substantially in the form of Exhibit 1-E in the case of a Series D Note.  Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon.  The Notes may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and the Company is not required to register the Notes.  The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes.  Notes shall not be transferred in denominations of less than $100,000 (or €100,000 in the case of Notes denominated in Euros, or £100,000 in the case of Notes denominated in British Pounds), provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000, €100,000 or £100,000, as applicable.  Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.”

1.17Section 14.2 of the Shelf Agreement is hereby amended by deleting the first parenthetical therein and inserting in lieu thereof the following:

“(in the case of the Series A Notes, the Series B Notes, the Series C Notes and the Series D Notes)”.

1.18Section 18(i) of the Shelf Agreement is hereby amended by deleting the first parenthetical therein and inserting in lieu thereof the following:

“(in the case of the Series A Notes, the Series B Notes, the Series C Notes and the Series D Notes)”.

1.19Section 22.8 of the Shelf Agreement is hereby amended by inserting “, the Series D Notes” immediately after “the Series C Notes” in the third line thereof.

1.20Schedule A to the Shelf Agreement is hereby amended by (a) deleting the heading thereof and inserting in lieu thereof the following: “INFORMATION RELATING TO SERIES A PURCHASERS, SERIES B PURCHASERS, SERIES C PURCHASERS AND SERIES D PURCHASERS”, and (b) incorporating therein the purchaser information for the Series D Purchasers reflected on Annex A attached hereto.

1.21Schedule B to the Shelf Agreement is hereby amended by adding the following new defined terms thereto in their appropriate alphabetical order:

“2013 NYL Agreement” means that certain Note Purchase Agreement dated as of December 11, 2013 by and among the Company, New York Life Insurance Company and the other purchasers party thereto from time to time, as such agreement is amended, restated, supplemented or otherwise modified from time to time.

“2014 NYL Agreement” means that certain Note Purchase Agreement dated as of July 22, 2014 by and among the Company, New York Life Insurance Company and the other purchasers party thereto from time to time, as such agreement is amended, restated, supplemented or otherwise modified from time to time.

“Relevant Agreements” is defined in Section 9.10.

“Relevant Amendment Effective Date” is defined in Section 9.10.

“Relevant Provision” is defined in Section 9.10.

“Second Amendment” means that certain Second Amendment to Amended and Restated Multi-Currency Note Purchase and Private Shelf Agreement, dated as of April 10, 2020, by and among the Company, the Subsidiary Guarantors, Prudential and the holders of Notes party thereto.

“Second Amendment Effective Date” means the “Second Amendment Effective Date” as defined in the Second Amendment (which date is April 10, 2020).

“Series D Closing” is defined in Section 3.4.

“Series D Closing Date” is defined in Section 3.4.

“Series D Notes” is defined in Section 1.4.

“Series D Purchaser” is defined in the addressee line to this Agreement.

“Triggering Event Amendments” is defined in Section 9.10.

1.22Schedule B to the Shelf Agreement is hereby amended by amending and restating the following defined terms set forth therein in their entirety to read as follows:

“Closing” is defined in Section 3.4.

“Closing Day” means, with respect to the Series C Notes, the Restatement Date, with respect to the Series D Notes, the Series D Closing Date, and, with respect to any Accepted Note, the Business Day specified for the closing of the purchase and sale of such Accepted Note in the Confirmation of Acceptance for such Accepted Note, provided that (i) if the Company and the Purchaser which is obligated to purchase such Accepted Note agree on an earlier Business Day for such closing, the “Closing Day” for such Accepted Note shall be such earlier Business Day, and (ii) if the closing of the purchase and sale of such Accepted Note is rescheduled pursuant to Section 3.3, the Closing Day for such Accepted Note, for all purposes of this Agreement except references to “original Closing Day” in Section 2.2(g)(ii), shall mean the Rescheduled Closing Day with respect to such Accepted Note.

“Notes” is defined in Section 1.5.

1.23The Shelf Agreement is hereby amended by deleting all references to “Prudential Investment Management, Inc.” therefrom, and inserting “PGIM, Inc.” in lieu thereof.

1.24The Shelf Agreement is hereby amended by adding a new Exhibit 1-E (Form of Series D Note) thereto in the form attached hereto as Annex B.

1.25The Shelf Agreement is hereby amended by deleting Exhibits 4.4(a) and 4.4(b) and all references to either such Exhibit contained therein.

1.26The Shelf Agreement is hereby amended by adding a new Schedule 9.10 (Triggering Event Amendments) thereto in the form attached hereto as Annex C.

1.27Schedule 10.1 (Existing Indebtedness) to the Shelf Agreement is hereby amended and restated in its entirety to be in the form attached hereto as Annex D.

1.28Schedule 5.10(b) (ERISA) to the Shelf Agreement is hereby amended and restated in its entirety to be in the form attached hereto as Annex E.

1.29Schedule 5.12 (Subsidiaries) to the Shelf Agreement is hereby amended and restated in its entirety to be in the form attached hereto as Annex F.

2.CONDITIONS TO EFFECTIVENESS.

2.1Second Amendment.  This Amendment Agreement shall become effective and binding upon the Credit Parties, Prudential and the Noteholders on the date of this Amendment Agreement (the “Second Amendment Effective Date”) upon the satisfaction of each of the following conditions:

(a)Prudential and the Noteholders shall have received counterparts of this Amendment Agreement, duly executed and delivered by the Company, Prudential and the Noteholders, and agreed to and acknowledged by the Subsidiary Guarantors; and

(b)The representations and warranties of the Credit Parties set forth herein shall be true and correct on and as of the date hereof.

2.2Series D Closing.  Each Series D Purchaser’s obligation to purchase and pay for the Series D Notes to be sold to such Series D Purchaser at the Series D Closing is subject to the fulfillment to such Series D Purchaser’s satisfaction, prior to or at the Series D Closing, of the following conditions:

(a)The Series D Purchasers shall have received the Series D Notes, dated the Series D Closing Date and in the principal amounts set forth opposite such Series D Purchasers’ names on Annex A attached hereto, and all opinions, certificates and other documentation that would otherwise be required to be delivered in accordance with the requirements of Section 4 of the Shelf Agreement in connection with an issuance and sale of Shelf Notes shall have been provided with respect to the Series D Notes on the Series D Closing Date;

(b)At least two Business Days prior to the Series D Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company providing the disbursement information for payment of the purchase price of the Series D Notes to the Company including (a) the name and address of the transferee bank, (b) such transferee bank's ABA number and (c) the account name and number into which the purchase price for the Notes is to be deposited; and

(c)The Company shall have paid all reasonable costs and expenses of the Noteholders relating to this Amendment Agreement, including, without limitation, the reasonable fees, costs and expenses of Akin Gump Strauss Hauer & Feld LLP, as counsel to the Noteholders, for which an invoice has been presented in reasonable detail at least one Business Day prior to the date of requested payment.

3.CLOSING FOR SERIES D NOTES.

Subject to the satisfaction of the conditions set forth in Section 2.2 hereof, the closing of the sale and purchase of the Series D Notes shall take place at the offices of Akin Gump Strauss Hauer & Feld LLP, One Bryant Park, New York, NY 10036-6745 on April 14, 2020 (the “Series D Closing Date”).  The closing (the “Series D Closing”) shall occur no later than 11:30 A.M. Eastern time on the Series D Closing Date.  At the closing, the Company will deliver to each Series D Purchaser, one or more Series D Notes registered in such Series D Purchaser’s name (or, if specified on Annex A attached hereto, in the name of the nominee(s) for such Series D Purchaser), evidencing the aggregate principal amount of the Series D Notes to be purchased by such Series D Purchaser and in the denomination specified with respect to such Series D Purchaser on Annex A attached hereto against payment of the purchase price therefor by transfer of immediately available funds on the Series D Closing Date, to (or for the benefit of) the Company in accordance with the wire instructions set forth in the Request for Purchase delivered by the Company to Prudential in connection with the Series D Notes.

4.AMENDMENT FEES.

The Company agrees that to the extent any fee or other consideration is paid to any other holder of notes in connection with any amendments to one or more other Material Credit Facilities during the period from the date hereof to the one year anniversary of the date hereof (the “Amendment Period”) that are similar to any of the Triggering Event Amendments, it shall pay to Prudential, in the aggregate, for ratable distribution to the Noteholders, an equivalent fee or consideration (whether structured as a fixed fee, a percentage of principal, a number of basis points or otherwise) in an amount equal to the largest such fee paid (in absolute dollar terms) to any such other holder of notes during the Amendment Period substantially concurrently with the payment thereof to such other holder of notes.

5.WAIVER OF STRUCTURING FEE.

Prudential and the Series D Purchasers hereby agree to waive receipt of any Issuance Fee or Structuring Fee (including the $75,000 structuring fee contemplated by the letter agreement dated March 10, 2020 by and between Prudential and the Company) in connection with the issuance and sale of the Series D Notes contemplated hereby, so long as the Series D Closing occurs on the Series D Closing Date.

6.REPRESENTATIONS AND WARRANTIES

Each Credit Party, by its signature below, hereby represents and warrants to Prudential and each Noteholder that:

6.1Shelf Agreement Representations and Warranties. All representations and warranties set forth in the Shelf Agreement, after giving effect to this Amendment Agreement, are true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or a “Material Adverse Effect” shall be true and correct in all respects) on the date hereof as if made again on and as of the date hereof (except those, if any, which by their terms specifically relate only to an earlier date);

6.2No Defaults or Events of Default.  No Defaults or Events of Default have occurred and are continuing under the Shelf Agreement;

6.3Authorization.  The execution, delivery and performance of this Amendment Agreement has been duly authorized by all necessary action on the part of such Credit Party;

6.4Due Execution and Delivery.  This Amendment Agreement has been duly executed and delivered by such Credit Party;

6.5Enforceability of Amendment Agreement.  This Amendment Agreement constitutes a legal, valid and binding agreement of such Credit Party enforceable against such Credit Party in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

6.6Enforceability of Shelf Agreement and Subsidiary Guarantee Agreement.  Each of the Shelf Agreement and the Subsidiary Guarantee Agreement is in full force and effect and remains a legal, valid and binding obligation of each Credit Party party thereto enforceable in accordance with the terms thereof except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

6.7No Conflicts.  The execution, delivery and performance by such Credit Party of this Amendment Agreement will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Credit Party under, (A) the corporate charter or by-laws of such Credit Party, or (B) any material indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, or any other Material agreement or instrument to which such Credit Party is bound or by which such Credit Party or any of its properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to such Credit Party, or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to such Credit Party; and

6.8No Material Adverse Effect.  Since December 31, 2019, no event has occurred and no condition exists which could reasonably be expected to have a Material Adverse Effect.

6.9Private Offering by the Company.  With respect to the Series D Notes, neither the Company nor anyone acting on its behalf has offered such Series D Notes or any similar Securities for sale to, or solicited any offer to buy such Series D Notes or any similar Securities from, or otherwise approached or negotiated in respect thereof with, any Person other than the Series D Purchasers and not more than 10 other Institutional Investors, each of which has been offered the Series D Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of such Series D Notes to the registration requirements of section 5 of the Securities Act or to the registration requirements of any Securities or blue sky laws of any applicable jurisdiction. Neither the Company nor anyone acting on its behalf has, with respect to such Series D Notes, engaged in any form of “general solicitation or general advertising” as defined under Rule 502(c) of the Securities Act.

7.MISCELLANEOUS

7.1Ratification. Subject to this Amendment Agreement, the Shelf Agreement, the Notes and each of the other agreements, documents, and instruments executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified, approved and confirmed in all respects as of the date hereof, as supplemented by this Amendment Agreement.

7.2Confirmation and Reaffirmation of Subsidiary Guarantee Agreement.  Each Subsidiary Guarantor hereby (a) acknowledges and consents to all of the terms and conditions of this Amendment Agreement and the transactions contemplated hereby, (b) affirms all of its obligations under the Subsidiary Guarantee Agreement, (c) acknowledges that such Subsidiary Guarantee Agreement continues in full force and effect in respect of, and to secure, the obligations under the Shelf Agreement and the Notes, (d) agrees that the reference in the Subsidiary Guarantee Agreement (and the form of joinder thereto) to the Shelf Agreement providing for the issuance of Shelf Notes in an aggregate principal amount of up to $175,000,000 shall be deemed to refer to the issuance of Shelf Notes in an aggregate principal amount of up to $425,000,000 (or the Foreign Currency Equivalent thereof) and the Series D Notes and any Shelf Notes issued under the Shelf Agreement shall constitute “Notes” under, and as defined in, the Subsidiary Guarantee Agreement, (e) agrees that this Amendment Agreement and all documents delivered in connection herewith do not operate to reduce or discharge its obligations under the Shelf Agreement or the Subsidiary Guarantee Agreement, and (f) acknowledges that its obligations under the Subsidiary Guarantee Agreement are not subject to any counterclaim, setoff, deduction or defense.

7.3References to Shelf Agreement.  Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment Agreement may refer to the Shelf Agreement without making specific reference to this Amendment Agreement but nevertheless all such references shall include this Amendment Agreement unless the context requires otherwise.

7.4Binding Effect. This Amendment Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and as set forth in Section 17.3 of the Shelf Agreement.

7.5Governing Law. This Amendment Agreement shall be governed by and construed in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice of law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

7.6Counterparts. This Amendment Agreement may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one instrument.  Delivery of an executed signature page by facsimile or e-mail transmission shall be effective as delivery of a manually signed counterpart of this Amendment Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed and delivered as of the date first written above.

IDEXX LABORATORIES, INC.

By:	/s/ Brian McKeon
Name:	Brian McKeon
Title:	EVP, CFO

[IDEXX – Signature Page to Second Amendment to Amended and Restated Multi-Currency Note Purchase and Private Shelf Agreement (April 2020)]

PGIM, INC.

By:/s/ Engin Okaya

Name: Engin Okaya

Title:Vice President

THE PRUDENTIAL INSURANCE COMPANY

OF AMERICA

By:/s/ Engin Okaya

Name: Engin Okaya

Title:Vice President

PRUCO LIFE INSURANCE COMPANY

By:/s/ Engin Okaya

Name: Engin Okaya

Title:Vice President

THE GIBRALTAR LIFE INSURANCE CO., LTD.

By:Prudential Investment Management Japan Co., Ltd.,

as Investment Manager

By:PGIM, Inc.,

as Sub-Advisor

By:/s/ Engin Okaya

Name: Engin Okaya

Title:Vice President

[IDEXX – Signature Page to Second Amendment to Amended and Restated Multi-Currency Note Purchase and Private Shelf Agreement (April 2020)]

GLOBE LIFE AND ACCIDENT INSURANCE COMPANY

By:Prudential Private Placement Investors, L.P.,

as Investment Advisor

By:Prudential Private Placement Investors, Inc.,

as its General Partner

By:/s/ Engin Okaya

Name: Engin Okaya

Title:Vice President

FAMILY HERITAGE LIFE INSURANCE COMPANY OF AMERICA

By:Prudential Private Placement Investors, L.P.,

as Investment Advisor

By:Prudential Private Placement Investors, Inc.,

as its General Partner

By:/s/ Engin Okaya

Name: Engin Okaya

Title:Vice President

MTL INSURANCE COMPANY

By:Prudential Private Placement Investors, L.P.,

as Investment Advisor

By:Prudential Private Placement Investors, Inc.,

as its General Partner

By:/s/ Engin Okaya

Name: Engin Okaya

Title:Vice President

[IDEXX – Signature Page to Second Amendment to Amended and Restated Multi-Currency Note Purchase and Private Shelf Agreement (April 2020)]

THE INDEPENDENT ORDER OF FORESTERS

By:Prudential Private Placement Investors, L.P.,

as Investment Advisor

By:Prudential Private Placement Investors, Inc.,

as its General Partner

By:/s/ Engin Okaya

Name: Engin Okaya

Title:Vice President

ZURICH AMERICAN INSURANCE COMPANY

By:Prudential Private Placement Investors, L.P.,

as Investment Advisor

By:Prudential Private Placement Investors, Inc.,

as its General Partner

By:/s/ Engin Okaya

Name: Engin Okaya

Title:Vice President

PAR U HARTFORD LIFE INSURANCE COMFORT TRUST

By:Prudential Arizona Reinsurance Universal Company, as Grantor

By:PGIM, Inc., as Investment Manager

By:/s/ Engin Okaya

Name: Engin Okaya

Title:Vice President

[IDEXX – Signature Page to Second Amendment to Amended and Restated Multi-Currency Note Purchase and Private Shelf Agreement (April 2020)]

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:Prudential Private Placement Investors, L.P.,

as Investment Advisor

By:Prudential Private Placement Investors, Inc.,

as its General Partner

By:/s/ Engin Okaya

Name: Engin Okaya

Title:Vice President

WILLIAM PENN LIFE INSURANCE COMPANY OF NEW YORK

By:Prudential Private Placement Investors, L.P.,

as Investment Advisor

By:Prudential Private Placement Investors, Inc.,

as its General Partner

By:/s/ Engin Okaya

Name: Engin Okaya

Title:Vice President

FARMERS INSURANCE EXCHANGE

By:Prudential Private Placement Investors, L.P.,

as Investment Advisor

By:Prudential Private Placement Investors, Inc.,

as its General Partner

By:/s/ Engin Okaya

Name: Engin Okaya

Title:Vice President

[IDEXX – Signature Page to Second Amendment to Amended and Restated Multi-Currency Note Purchase and Private Shelf Agreement (April 2020)]

MID CENTURY INSURANCE COMPANY

By:Prudential Private Placement Investors, L.P.,

as Investment Advisor

By:Prudential Private Placement Investors, Inc.,

as its General Partner

By:/s/ Engin Okaya

Name: Engin Okaya

Title:Vice President

FARMERS NEW WORLD LIFE INSURANCE COMPANY

By:Prudential Private Placement Investors, L.P.,

as Investment Advisor

By:Prudential Private Placement Investors, Inc.,

as its General Partner

By:/s/ Engin Okaya

Name: Engin Okaya

Title:Vice President

GIBRALTAR REINSURANCE COMPANY LTD.

By:Broad Street Global Advisors, LLC, as investment manager

By:PGIM, Inc., as Sub-Advisor

By:/s/ Engin Okaya

Name: Engin Okaya

Title:Vice President

[IDEXX – Signature Page to Second Amendment to Amended and Restated Multi-Currency Note Purchase and Private Shelf Agreement (April 2020)]

HEALTH OPTIONS, INC.

By:Prudential Private Placement Investors, L.P.
(as Investment Advisor)

By:Prudential Private Placement Investors, Inc.
(as its General Partner)

By:/s/ Engin Okaya

Name: Engin Okaya

Title:Vice President

PICA HARTFORD LIFE INSURANCE COMFORT TRUST

By:The Prudential Insurance Company of America, as Grantor

By:/s/ Engin Okaya

Name: Engin Okaya

Title:Vice President

PENSIONSKASSE DES BUNDES PUBLICA

By:Pricoa Capital Group Limited,
as Investment Manager

By:/s/ Edward Jolly

Name:  Edward Jolly

Title:Director

[IDEXX – Signature Page to Second Amendment to Amended and Restated Multi-Currency Note Purchase and Private Shelf Agreement (April 2020)]

Agreed and Acknowledged by the Subsidiary Guarantors:

IDEXX DISTRIBUTION, INC.

By:/s/ Brian P. McKeon

Name:Brian P. McKeon

Title:Treasurer

IDEXX OPERATIONS, INC.

By:/s/ Brian P. McKeon

Name:Brian P. McKeon

Title:Treasurer

OPTI MEDICAL SYSTEMS, INC.

By:/s/ Brian P. McKeon

Name:Brian P. McKeon

Title:Treasurer

[IDEXX – Signature Page to Second Amendment to Amended and Restated Multi-Currency Note Purchase and Private Shelf Agreement (April 2020)]

ANNEX A

INFORMATION RELATING TO SERIES D PURCHASERS

		Note Registration Number	Note Denomination

	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	RD-1	$19,050,000.00

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Each such wire transfer shall set forth the name of the Company, a reference to "2.50% Senior Notes due April 14, 2030, Security No. INV11782, 45168D D*2" and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all communications and notices:

The Prudential Insurance Company of America
c/o Prudential Private Capital
1114 Avenue of Americas 30th Floor New York, NY 10036
Attention: Managing Director
cc: Vice President and Corporate Counsel
and for all notices relating solely to scheduled principal and interest payments to:

The Prudential Insurance Company of America
c/o PGIM, Inc.
Prudential Tower
655 Broad Street
14th Floor - South Tower
Newark, NJ 07102
Attention:  PIM Private Accounting Processing Team
Email: Pim.Private.Accounting.Processing.Team@prudential.com

(3)	Address for Delivery of Notes:

(a) Send physical security by nationwide overnight delivery service to:

PGIM, Inc. 655 Broad Street 14th Floor - South Tower Newark, NJ 07102 Attention: Trade Management Manager

(b) Send copy by email to:

Annex A - 1

Thais Alexander thais.alexander@prudential.com (212) 626-2067

and

Private.Disbursements@Prudential.com

(4)	Tax Identification No.: 22-1211670

Signature Block:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:___________________________________
Name:

Title:Vice President

Annex A - 2

		Note Registration Number	Note Denomination

	GIBRALTAR REINSURANCE COMPANY LTD.	RD-2	$36,500,000.00

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Each such wire transfer shall set forth the name of the Company, a reference to "2.50% Senior Notes due April 14, 2030, Security No. INV11782, 45168D D*2" and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all communications and notices:

Gibraltar Reinsurance Company Ltd.
c/o Prudential Private Capital
1114 Avenue of Americas 30th Floor New York, NY 10036

Attention: Managing Director
cc: Vice President and Corporate Counsel
and for all notices relating solely to scheduled principal and interest payments to:

Gibraltar Reinsurance Company Ltd.
c/o PGIM, Inc.
Prudential Tower
655 Broad Street
14th Floor - South Tower
Newark, NJ 07102
Attention:  PIM Private Accounting Processing Team
Email: Pim.Private.Accounting.Processing.Team@prudential.com

Annex A - 3

(3)	Address for Delivery of Notes:

	(a)	Send physical security by nationwide overnight delivery service to:

PGIM, Inc. 655 Broad Street 14th Floor - South Tower Newark, NJ 07102 Attention: Trade Management Manager

	(b)	Send copy by email to:

Thais Alexander thais.alexander@prudential.com (212) 626-2067

and

Private.Disbursements@Prudential.com

Signature Block:

GIBRALTAR REINSURANCE COMPANY LTD.

By:Broad Street Global Advisors, LLC, as investment manager

By:PGIM, Inc., as Sub-Advisor

By:___________________________________
Name:

Title:Vice President

Annex A - 4

		Note Registration Number	Note Denomination

	HEALTH OPTIONS, INC. Notes/Certificates to be registered in the name of: Hare & Co.	RD-3	$5,000,000.00

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Each such wire transfer shall set forth the name of the Company, a reference to "2.50% Senior Notes due April 14, 2030, 45168D D*2" and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all communications and notices:

Prudential Private Placement Investors, L.P.
c/o Prudential Private Capital
1114 Avenue of Americas 30th Floor New York, NY 10036
Attention: Managing Director
cc: Vice President and Corporate Counsel
and for all notices relating solely to scheduled principal and interest payments to:

The Bank of New York Income Collection Department P.O. Box 19266 Jersey City, NJ 07310 Attn: Income Collection Department Email: ppservicing@bnymellon.com

(3)	Address for Delivery of Notes:

(a) Send physical security by nationwide overnight delivery service to:

The Depository Trust Company (DTC) 570 Washington Blvd. - 5th Floor Jersey City, NJ 07310 Attn: BNY Mellon / Branch Deposit Department Ref: Account, Prudential Private Placements

(b) Send copy by email to:

Thais Alexander thais.alexander@prudential.com (212) 626-2067

and

Annex A - 5

Private.Disbursements@Prudential.com

(4)	Tax Identification No.: 59-2403696

Signature Block:

HEALTH OPTIONS, INC.

By:Prudential Private Placement Investors, L.P.
(as Investment Advisor)

By:Prudential Private Placement Investors, Inc.
(as its General Partner)

By:___________________________________
Name:

Title:Vice President

Annex A - 6

		Note Registration Number	Note Denomination

	PENSIONSKASSE DES BUNDES PUBLICA	RD-4	$13,450,000.00

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Each such wire transfer shall set forth the name of the Company, a reference to "2.50% Senior Notes due April 14, 2030, 45168D D*2" and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all communications and notices:

Prudential Private Placement Investors, L.P.
c/o Prudential Private Capital
1114 Avenue of Americas 30th Floor New York, NY 10036
Attention: Managing Director
cc: Vice President and Corporate Counsel
and for all notices relating solely to scheduled principal and interest payments to:

ASC.GSA.Delivery.Team@jpmorgan.com Swiss.IFAS.Service.Team@jpmorgan.com

(3)	Address for Delivery of Notes:

(a) Send physical security by nationwide overnight delivery service to:

JPMorgan Chase Bank, N.A.
4 Chase Metrotech Center, 3rd Floor
Brooklyn, NY 11245-0001
Attention:  Physical Receive Department

Please include in the cover letter accompanying the Notes a reference to the Purchaser's account number (PUBLICA - PRIVATE PLACEMENT PRUDENTIAL; Account Number:

Annex A - 7

(b)	Send copy by email to:

Thais Alexander thais.alexander@prudential.com (212) 626-2067

and

Private.Disbursements@Prudential.com

Signature Block:

PENSIONSKASSE DES BUNDES PUBLICA

By:Pricoa Capital Group Limited,
as Investment Manager

By:___________________________________
Name:

Title:Director

Annex A - 8

		Note Registration Number	Note Denomination

	PICA HARTFORD LIFE INSURANCE COMFORT TRUST	RD-5	$1,000,000.00

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Each such wire transfer shall set forth the name of the Company, a reference to "2.50% Senior Notes due April 14, 2030, Security No. INV11782, 45168D D*2" and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all communications and notices:

PICA Hartford Life Insurance Comfort Trust
c/o Prudential Private Capital
1114 Avenue of Americas 30th Floor New York, NY 10036
Attention: Managing Director
cc: Vice President and Corporate Counsel
and for all notices relating solely to scheduled principal and interest payments to:

PICA Hartford Life Insurance Comfort Trust
c/o PGIM, Inc.
Prudential Tower
655 Broad Street
14th Floor - South Tower
Newark, NJ 07102
Attention:  PIM Private Accounting Processing Team
Email: Pim.Private.Accounting.Processing.Team@prudential.com

(3)	Address for Delivery of Notes:

(a) Send physical security by nationwide overnight delivery service to:

PGIM, Inc. 655 Broad Street 14th Floor - South Tower Newark, NJ 07102 Attention: Trade Management Manager

Annex A - 9

	(b)	Send copy by email to:

Thais Alexander thais.alexander@prudential.com (212) 626-2067

and

Private.Disbursements@Prudential.com

(4)	Tax Identification No.: 22-1211670

Signature Block:

PICA HARTFORD LIFE INSURANCE COMFORT TRUST

By:The Prudential Insurance Company of America, as Grantor

By:___________________________________
Name:

Title:Vice President

Annex A - 10

ANNEX B

EXHIBIT 1-E

[Form of Series D Note]

IDEXX LABORATORIES, INC.

2.50% Series D Senior Note Due April 14, 2030

No. RD-[____][Date]

$[_______]    PPN: 45168D D*2

FOR VALUE RECEIVED, the undersigned, IDEXX LABORATORIES, INC. (herein called the “Company”), a corporation organized and existing under the laws of Delaware, hereby promises to pay to [_________], or registered assigns, the principal sum of [_____________] DOLLARS (or so much thereof as shall not have been prepaid) on April 14, 2030, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 2.50% per annum from the date hereof, payable semiannually, on the 14th day of April and October in each year, commencing with the April 14 or October 14 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum (the “Default Rate”) from time to time equal to 4.50%, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at JPMorgan Chase Bank, N.A. or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Series D Notes (herein called the “Notes”) issued pursuant to the Amended and Restated Multi-Currency Note Purchase and Private Shelf Agreement, dated as of June 18, 2015 (as from time to time amended, the “Note Purchase Agreement”), between the Company, PGIM, Inc., the purchasers named on Schedule A thereto and each Prudential Affiliate which becomes a party thereto and is entitled to the benefits thereof.  Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

Annex B - 1

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, accompanied by a written instrument of transfer duly executed by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

IDEXX LABORATORIES, INC.

By:
Name:
Title:

Annex B - 2

ANNEX C

SCHEDULE 9.10

TRIGGERING EVENT AMENDMENTS

1.

Section 5.10(a) of the Shelf Agreement is hereby amended to delete all references to “$10,000,000” therein and insert “$12,500,000” (or such lesser amount as may be permitted under any Relevant Agreement) in lieu thereof.

2.

Section 9.2(c) of the Shelf Agreement is hereby amended to delete the reference to “$10,000,000” therein and insert “$12,500,000” (or such lesser amount as may be permitted under any Relevant Agreement) in lieu thereof.

3.

Section 10.1(g) of the Shelf Agreement is hereby amended to delete the reference to “$10,000,000” therein and insert “$12,500,000” (or such lesser amount as may be permitted under any Relevant Agreement) in lieu thereof.

4.	Section 10.1(h) of the Shelf Agreement is hereby amended to delete the following phrase at the end thereof: “, the proceeds of which are repatriated to the Company or any US Subsidiary”.

5.

Section 10.5(e) of the Shelf Agreement is hereby amended to delete the reference to “$20,000,000” therein and insert “$25,000,000” (or such lesser amount as may be permitted under any Relevant Agreement) in lieu thereof.

6.

Section 11(k) of the Shelf Agreement is hereby amended to delete the reference to “$20,000,000” therein and insert “$25,000,000” (or such lesser amount as may be permitted under any Relevant Agreement) in lieu thereof.

7.

Section 11(l) of the Shelf Agreement is hereby amended to delete the reference to “$10,000,000” therein and insert “$12,500,000” (or such lesser amount as may be permitted under any Relevant Agreement) in lieu thereof.

8.

The definition of “Material Indebtedness” on Schedule B to the Shelf Agreement is hereby amended to delete the reference to “$15,000,000” therein and insert “$50,000,000” (or such lesser amount as may be permitted under any Relevant Agreement) in lieu thereof.

Annex C - 1

ANNEX D

SCHEDULE 10.1

EXISTING INDEBTEDNESS

[See Attached.]

Annex D - 1

ANNEX E

SCHEDULE 5.10(b)

ERISA

[See Attached.]

Annex E - 1

ANNEX F

SCHEDULE 5.12

SUBSIDIARIES

[See Attached.]

Annex F - 1